UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         October 12, 2004
                             ALTEX INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


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           Delaware                   1-9030                     84-0989164
(State or other jurisdiction  (Commission File Number)        (IRS Employer
         of  incorporation)                                 Identification No.)
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PO Box 1057 Breckenridge CO                            80424-1057
(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code        (303) 265-9312


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant  to  Rule  425  under  the Securities Act

[_]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange  Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 12, 2004, the Registrant's former accountant, Burdick, Meritt & Associates ("BMA"), declined to stand for re-election. BMA's reports on the Registrant's financial statements for the past two years did not contain adverse opinions or disclaimers of opinion; nor were they modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with BMA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BMA's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.


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On  October  12,  2004,  the  Registrant  engaged  Comiskey  &  Company,  P.C.
("Comiskey") as the principal accountant to audit the Registrant's financial statements. The decision to engage Comiskey was approved by the board of directors and recommended by the audit committee of the board of directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial  Statements  and  Exhibits.  None.
(b)  Pro  Forma  Financial  Information.  None.
(c)  Exhibits.
     (16) Letter  on  change  in  certifying  accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Date: October 12, 2004


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ALTEX INDUSTRIES, INC



By:  /s/ STEVEN H. CARDIN
                                                     Steven H. Cardin
                                                     Chief Executive Officer and
     Principal Financial Officer


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EXHIBIT INDEX

16. Letter on change in certifying accountant


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